SCHEDULE 14A INFORMATION

            Consent Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

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Filed by a Party other than the Registrant |_|

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|_| Preliminary Consent Statement
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     (as Permitted by Rule 14a-6(e)(2))
|_| Definitive Consent Statement
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|X| Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                             AMP Incorporated
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              (Name of Registrant as Specified In Its Charter)

                             ALLIEDSIGNAL INC.
                        PMA ACQUISITION CORPORATION
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   (Name of Person(s) Filing Consent Statement, if other than Registrant)

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                 Preliminary Copy -- Subject to Completion